                                                            Exhibit 21
                                                            ----------

               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 30, 1996


                                                                PERCENTAGE
                                           JURISDICTION OF      OF VOTING
          SUBSIDIARY                        ORGANIZATION        SECURITIES
-------------------------------           -----------------     ----------
H.B. Fuller Company                         United States
   Branches: Indonesia, Korea
H.B. Fuller Company Puerto Rico, Inc.       United States          100.0
H.B. Fuller International Inc.              United States          100.0
   Branches: Hong Kong, Singapore
ChemEquity, Inc.
   ChemEquity Communications, Inc.          United States          100.0
F.A.I. Trading Company                      United States          100.0
Fiber-Resin Corporation                     United States          100.0
H.B. Fuller Automotive Company              United States          100.0
Foster Products Corporation                 United States          100.0
TEC Incorporated                            United States          100.0
Linear Products, Inc.                       United States          100.0
   Branches: Netherlands
H.B. Fuller Licensing & Financing Inc.      United States          100.0
Aireline, Inc.                              United States          100.0 note a

Kativo Chemical Industries, S.A.               Panama               97.4
  (See listing of subsidiaries on the
   following pages.)
Pinturas Centroameriacanas Costa Rica S.A.    Costa Rica           100.0
   Mundo de Colores Pintica, S.A.             Costa Rica           100.0 note a
Pinturas Ecuatorianas, S.A.                    Ecuador             100.0
Distribuidora Americana, S.A.                  Ecuador             100.0 note a
Glidden Avenida Nacional, S.A.                 Panama              100.0
Fabrica Pinturas Glidden, S.A.                 Panama              100.0
H.B. Fuller Holding Panama Co.                 Panama              100.0
   Glidden Panama S.A.                         Panama              100.0
   ProColor, S.A.                              Panama              100.0
   Adhesivos Industriales, S.A.                Panama              100.0

H.B. Fuller Austria GesmbH                     Austria             100.0
H.B. Fuller Belgium N.V./S.A.                  Belgium              99.8 note b
Harved Oy                                      Finland             100.0 note a
H.B. Fuller GmbH, Luneburg                     Germany              99.9
   Karl Sager, GmbH,                           Germany             100.0
   H.B. Fuller GmbH, Munich                    Germany             100.0
   Isar-Rakoll Chemie, GmbH                    Germany             100.0 note a
   H.B. Fuller France S.A.                     France               99.9 note c
   H.B. Fuller Blattmann AG                  Switzerland            65.0
H.B. Fuller Italia s.r.l.                       Italy               97.0 note d
   H.B. Fuller (Jersey) Limited                Jersey              100.0
H.B. Fuller Nederland B.V.                   Netherlands           100.0
Prakoll, S.A.                                  Spain               100.0
H.B. Fuller Sverige AB                         Sweden              100.0
H.B. Fuller Holdings Limited                    U.K.               100.0
   H.B. Fuller U.K. Limited                     U.K.               100.0
   H.B. Fuller Coatings Limited                 U.K.               100.0
   H.B. Fuller Linear Products Limited          U.K.               100.0

                                                                Exhibit 21
                                                                ----------
               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 30, 1996

                                                                PERCENTAGE
                                               JURISDICTION OF   OF VOTING
               SUBSIDIARY                       ORGANIZATION    SECURITIES
---------------------------------------------- --------------- ------------
H.B. Fuller Canada, Inc.                           Canada            100.0
H.B. Fuller Mexico, S.A.                           Mexico            100.0

H.B. Fuller Company Australia Pty. Ltd.           Australia          100.0
H.B. Fuller (China) Adhesives Ltd.                  China             95.0
H.B. Fuller India Private Limited                   India            100.0  note a
H.B. Fuller Japan Company, Ltd.                     Japan            100.0
H.B. Fuller Korea Co., Ltd.                         Korea            100.0
H.B.F. Adhesives (Malaysia) Sdn. Bhd.             Malaysia           100.0
H.B. Fuller Company (N.Z.) Ltd.                 New Zealand           99.9
H.B. Fuller Holdings (NZ) Ltd.                  New Zealand           99.9
  H.B. Fuller Powder Coatings (NZ) Ltd.         New Zealand          100.0
    H.B. Fuller Powder Coatings Pty. Ltd.         Australia          100.0
H.B. Fuller (Philippines), Inc.                  Philippines          80.0
H.B. Fuller-Realty (Philippines) Company         Philippines          40.0
H.B. Fuller Taiwan Company Ltd.                    Taiwan            100.0
H.B. Fuller (Thailand) Co., Ltd.                  Thailand           100.0

Multi-Clean Products Pty. Ltd.                    Australia          100.0  note a
Multi-Clean (Lebanon) S.A.R.L.                     Lebanon           100.0  note a
H.B. Fuller Lebanon S.A.R.L.                       Lebanon           100.0  note a
Nippon Tilement Company, Ltd.                       Japan              9.1
----------------------------------------------

Notes:
------

    a   Shell corporation

    b An additional 0.2% of the outstanding voting securities is owned by H.B. Fuller GmbH, Luneburg

    c An additional 0.1% of the outstanding voting securities is owned by H.B. Fuller Company

    d An additional 3.0% of the outstanding voting securities is owned by H.B. Fuller Nederland B.V.

                                                                      Exhibit 21
                                                                      ----------

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 30, 1996

                                                                                                              PERCENTAGE
                                                                                     JURISDICTION OF           OF VOTING
           SUBSIDIARY                          OWNER OF VOTING SECURITIES              ORGANIZATION            SECURITIES
-------------------------------------   ----------------------------------------   --------------------   -------------------
Chemical Supply, S.A.                   Chemical Supply Corporation                     Argentina                     100.00 /*/
H.B. Fuller Argentina, S.A.             Kativo Chemical Industries, S.A.                Argentina                     99.995
                                        H.B. Fuller Company                                                            0.005
--------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Latin America               Kativo Chemical Industries, S.A.                 Bahamas                      100.00 /*/
--------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Bolivia, Ltda.              Kativo Chemical Industries, S.A.                 Bolivia                       50.00
                                        Chemical Supply Corporation                                                    50.00
--------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Brasil, Ltda.               Kativo Chemical Industries, S.A.                 Brazil                      100.000
                                        Kativo de Panama, S.A.                                                         0.000
H.B. Fuller Brasil - Sul, Ltda.         H.B. Fuller Brasil, Ltda.                        Brazil                        16.75 /*/
                                        Chemical Supply Corporation                                                    27.28
                                        Kativo Chemical Industries, S.A.                                               55.97
--------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Chile, S.A.                 Kativo Chemical Industries, S.A.                 Chile                         99.99
                                        Minority                                                                        0.01
--------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Colombia, Ltda.             Kativo Chemical Industries, S.A.                Colombia                       98.01
                                        Minority                                                                        1.99
--------------------------------------------------------------------------------------------------------------------------------
Kativo Costa Rica, S.A.                 Kativo Chemical Industries, S.A.               Costa Rica                     100.00
Reca Quimica, S.A.                      Kativo Chemical Industries, S.A.               Costa Rica                     100.00
H.B. Fuller Costa Rica, S.A.            Kativo Chemical Industries, S.A.               Costa Rica                     100.00
Analko, S.A.                            Kativo Chemical Industries, S.A.               Costa Rica                     100.00 /*/
Deco Tintas, S.A.                       Kativo Chemical Industries, S.A.               Costa Rica                     100.00
--------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Dominicana, S.A.            Kativo Chemical Industries, S.A.           Dominican Republic                  79.08
                                        Chemical Supply Corporation                                                    20.92
--------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Ecuador, S.A.               Kativo Chemical Industries, S.A.                Ecuador                       50.000
                                        Chemical Supply Corporation                                                   49.999
                                        Minority                                                                       0.001
--------------------------------------------------------------------------------------------------------------------------------
Kativo de El Salvador, S.A.             Kativo Chemical Industries, S.A.               El Salvador                    100.00 /*/
                                        Minority                                                                        0.00
Kativo Industrial de El Salvador, S.A.  Kativo Chemical Industries, S.A.               El Salvador                     80.00
                                        Chemical Supply Corporation                                                    20.00
H.B. Fuller El Salvador, S.A.           Kativo Chemical Industries, S.A.               El Salvador                     80.00
                                        Chemical Supply Corporation                                                    20.00
Deco Tintas de El Salvador, S.A.        Kativo Chemical Industries, S.A.               El Salvador                     80.00 /*/
                                        Chemical Supply Corporation                                                    20.00
--------------------------------------------------------------------------------------------------------------------------------
Norchem, Ltda.                          Kativo Chemical Industries, S.A.              Grand Cayman                    100.00 /*/
--------------------------------------------------------------------------------------------------------------------------------
Kativo Comercial de Guatemala, S.A.     Kativo Chemical Industries, S.A.                Guatemala                      80.00
                                        Chemical Supply Corporation                                                    20.00
Compania Mercantil de Pinturas          Kativo Chemical Industries, S.A.                Guatemala                     100.00 /*/
Kativo de Guatemala, S.A.               Minority                                                                        0.00
Kiosko de Pinturas, S.A.                Kativo de Guatemala, S.A.                       Guatemala                     100.00 /*/
                                        Minority                                                                        0.00
H.B. Fuller Guatemala, S.A.             Chemical Supply Corporation                     Guatemala                     100.00
Sinteticos de Guatemala, S.A.           Kativo Chemical Industries, S.A.                Guatemala                      80.00 /*/
                                        Chemical Supply Corporation                                                    20.00
Punto de Viniles, S.A.                  Sinteticos de Guatemala, S.A.                   Guatemala                     100.00 /*/
Alfombras Canon de Guatemala, S.A.      Sinteticos de Guatemala, S.A.                   Guatemala                     100.00 /*/
--------------------------------------------------------------------------------------------------------------------------------

/*/ Inactive Entities

                                                                      Exhibit 21
                                                                      ----------

        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 30, 1996

                                                                                                   PERCENTAGE
                                                                             JURISDICTION OF       OF VOTING
       SUBSIDIARY                           OWNER OF VOTING SECURITIES         ORGANIZATION        SECURITIES
------------------------------------   -----------------------------------  ------------------  ----------------
Kativo de Honduras, S.A.               Kativo Chemical Industries, S.A.          Honduras                 69.29
                                       Fuller Istmena, S.A.                                               30.65
                                       Colorcentro, S.A.                                                   0.02
                                       H.B. Fuller Panama, S.A.                                            0.02
                                       Kativo de Panama, S.A.                                              0.02
Aerosoles de Centroamerica, S.A.       Kativo Chemical Industries, S.A.          Honduras                 99.88
                                       H.B. Fuller Panama, S.A.                                            0.09
                                       Minority                                                            0.03
Alfombras Canon, S.A.                  Kativo Chemical Industries, S.A.          Honduras                 78.00 *
                                       H.B. Fuller Panama, S.A.                                            5.00
                                       Kativo de Panama, S.A.                                             10.00
                                       Fuller Istmena, S.A.                                                5.00
                                       Colorcentro                                                         2.00
Comercial Punto de Viniles, S.A.       Kativo Chemical Industries, S.A.          Honduras                 68.00 *
                                       Fuller Istmena, S.A.                                                8.00
                                       H.B. Fuller Panama, S.A.                                            8.00
                                       Kativo de Panama, S.A.                                              8.00
                                       Colorcentro, S.A.                                                   8.00
Kiosko Comercial, S.A.                 Kativo Chemical Industries, S.A.          Honduras                 60.00 *
                                       Fuller Istmena, S.A.                                                8.00
                                       Kativo de Panama, S.A.                                             16.00
                                       H.B. Fuller Panama, S.A.                                            8.00
                                       Colorcentro, S.A.                                                   8.00
Kativo Comercial, S.A.                 Kativo Chemical Industries, S.A.          Honduras                 15.00
                                       Fuller Istmena, S.A.                                               25.00
                                       Kativo de Panama, S.A.                                             25.00
                                       H.B. Fuller Panama, S.A.                                           15.00
                                       Colorcentro, S.A.                                                  20.00
Punto de Viniles, S.A.                 Kativo Chemical Industries, S.A.          Honduras                 72.00 *
                                       Fuller Istmena, S.A.                                                8.00
                                       Kativo de Panama, S.A.                                             10.00
                                       H.B. Fuller Panama, S.A.                                            8.00
                                       Colorcentro, S.A.                                                   2.00
Kiosko de Pinturas, S.A.               Kativo Chemical Industries, S.A.          Honduras                 62.00 *
                                       Fuller Istmena, S.A.                                                8.00
                                       Kativo de Panama, S.A.                                             20.00
                                       H.B. Fuller Panama, S.A.                                            8.00
                                       Colorcentro, S.A.                                                   2.00
Fabrica de Pinturas Surekote           Kativo Chemical Industries, S.A.          Honduras                  0.19 *
de Honduras, S.A.                      Kativo de Nicaragua                                                 0.10
                                       H.B. Fuller Nicaragua                                               0.10
                                       Kativo de Honduras, S.A.                                           99.52
                                       Minority                                                            0.10
Servicios e Inversiones                Kiosko de Pinturas, S.A.                  Honduras                  0.40 *
de Honduras, S.A.                      Kiosko Comercial, S.A.                                              0.40
                                       Kativo Comercial, S.A.                                              0.40
                                       Aerosoles de Centroamerica, S.A.                                    0.40
                                       Kativo de Honduras, S.A.                                           98.40
Deco Tintas De Honduras, S.A.          Kativo Chemical Industries, S.A.         Honduras                  80.00 *
                                       Chemical Supply Corporation                                        19.95
                                       Kativo de Panama, S.A.                                              0.02
                                       H.B. Fuller Panama, S.A.                                            0.02
                                       Decontintas de Panama, S.A.                                         0.02
H.B. Fuller Honduras, S.A.             Kativo Chemical Industries, S.A.         Honduras                  20.00
                                       Fuller Istmena, S.A.                                               20.00
                                       Kativo de Panama, S.A.                                             20.00
                                       H.B. Fuller Panama, S.A.                                           20.00
                                       Chemical Supply Corporation                                        20.00
Comercial Fuller, S.A.                 Kativo Chemical Industries, S.A.         Honduras                  61.00 *
                                       Kativo Comercial, S.A. (Panama)                                    10.00
                                       Kativo de Panama, S.A.                                             10.00
                                       H.B. Fuller Panama, S.A.                                            4.00
                                       Chemical Supply Corporation                                        15.00
-------------------------------------------------------------------------------------------------------------------

* -Inactive Entities

                                                                      Exhibit 21
                                                                      ----------
        KATIVO CHEMICAL INDUSTRIES, S.A. AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 30, 1996

                                                                                                                   PERCENTAGE
                                                                                        JURISDICTION OF            OF VOTING
        SUBSIDIARY                              OWNER OF VOTING SECURITIES               ORGANIZATION              SECURITIES
-----------------------------               ------------------------------------ --------------------------- ---------------------

Industrias Kativo de Nicaragua, S.A.        Kativo Chemical Industries, S.A.             Nicaragua                        99.99
                                            Minority                                                                       0.01
Distribuidora Industrial y Comercial, S.A.  Sinteticos, S.A                              Nicaragua                        86.00 *
                                            Minority                                                                      14.00
H.B. Fuller Nicaragua, S.A.                 Kativo Chemical Industries, S.A.             Nicaragua                        99.80
                                            Minority                                                                       0.20
----------------------------------------------------------------------------------------------------------------------------------
Chemical Supply Corporation                 Kativo Chemical Industries, S.A.              Panama                         100.00
Kativo de Panama, S.A.                      Kativo Chemical Industries, S.A.              Panama                         100.00 *
Colorcentro, S.A.                           Kativo de Panama, S.A.                        Panama                         100.00
Fuller Istmena, S.A.                        Kativo de Panama, S.A.                        Panama                         100.00 *
Procesamientos Contables, S.A.              Kativo de Panama, S.A.                        Panama                         100.00 *
Alquileres Industriales, S.A.               Kativo de Panama, S.A.                        Panama                         100.00 *
Alfombras Canon, S.A.                       Kativo de Panama, S.A.                        Panama                         100.00 *
Deco Tintas Comerciales, S.A.               Kativo Chemical Industries, S.A.              Panama                         100.00
H.B. Fuller Panama, S.A.                    Kativo Chemical Industries, S.A.              Panama                         100.00
Deco Tintas de Panama, S.A.                 Kativo Chemical Industries, S.A.              Panama                         100.00 *
Vigilia, S.A.                               Kativo de Panama, S.A.                        Panama                         100.00 *
Sistema Integrados, S.A.                    H.B. Fuller Panama, S.A.                      Panama                         100.00
----------------------------------------------------------------------------------------------------------------------------------
Chemical Supply Peruana, S.A.               Chemical Supply Corporation                    Peru                          99.999
                                            Minority                                                                      0.001
H.B. Fuller Peru, S.A.                      Chemical Supply Peruana, S.A.                  Peru                           50.00
                                            Kativo Chemical Industries, S.A.                                              50.00
----------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Uruguay, S.A.                   H.B. Fuller Argentina, S.A.                  Uruguay                         100.00
----------------------------------------------------------------------------------------------------------------------------------
H.B. Fuller Venezuela, S.A.                 Kativo Chemical Industries, S.A.            Venezuela                        100.00
----------------------------------------------------------------------------------------------------------------------------------

* -- Inactive Entities